                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                             ____________________


                        Date of Report: August 16, 2001

                             ____________________

                      HUNTINGTON BANCSHARES INCORPORATED
            (Exact Name of Registrant as specified in its charter)

                             ____________________


    Maryland                     0-2525                   31-0724920
 ---------------        ---------------------------       ----------
 (State or other        (Commission File No.)             (IRS Employer
 jurisdiction of                                          Identification Number)
 incorporation or
 organization)
                             ____________________


                               Huntington Center
                             41 South High Street
                             Columbus, Ohio 43287
                                (614) 480-8300
              (Address, including zip code, and telephone number
                      including area code of Registrant's
                         principal executive offices)


                             _____________________
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Item 5.  Other Events.

     On April 16, 2001, Huntington Bancshares Incorporated ("Huntington") announced that Thomas E. Hoaglin has been appointed Chairman of the Board of Huntington and its principal subsidiary, The Huntington National Bank ("HNB"), effective immediately. Mr. Hoaglin succeeds Frank Wobst in these positions upon Mr. Wobst's retirement from Huntington and HNB. Don M. Casto, III, a director of Huntington, has been appointed Chairman of the Executive Committee of the Board of Directors of Huntington.

     The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated
                   August 16, 2001.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HUNTINGTON BANCSHARES INCORPORATED



Date: August 16, 2001            By: /s/ Michael J. McMennamin
                                    ----------------------------------
                                    Michael J. McMennamin, Vice Chairman, Chief
                                    Financial Officer and Treasurer
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                                 EXHIBIT INDEX

Exhibit No.                         Description

    99        *    News release of Huntington Bancshares Incorporated issued
                   August 16, 2001.


___________________

*  Filed with this report.